Exhibit 10.3

EXHIBITS TO TERADATA TERM LOAN AGREEMENT

Exhibit A	-	Form of Loan Notice
Exhibit B	-	Form of Assignment and Assumption
Exhibit C	-	Form of Note
Exhibit D	-	Form of Guaranty
Exhibit E	-	Form of Compliance Certificate
Exhibit F	-	Form of U.S. Tax Certificate

Exhibit A

to Teradata Term Loan Agreement

FORM OF

LOAN NOTICE

Date:                     ,

To:	JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement, dated as of April 5, 2011 (as amended, restated or otherwise modified from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among TERADATA CORPORATION, a Delaware corporation (the “Borrower”), each lender and agent from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The undersigned hereby requests (select one):

☐  A Loan                                        ☐  A conversion or continuation of Loans

1.	On (a Business Day).

2.	In the amount of [$ ].

3.	Comprised of .

[Type of Loan requested: Base Rate Loan or Eurodollar Rate Loan]

4.	For Eurodollar Rate Loans: with an Interest Period of months.

5.	Disburse proceeds of Borrowing to the following account: .

TERADATA CORPORATION

By:
Name:
Title:

A-1

Exhibit B

to Teradata Term Loan Agreement

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement identified below (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	Teradata Corporation

4.	Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Term Loan Agreement dated as of April 5, 2011, among Teradata Corporation, the Lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents parties thereto

[1]	Select as applicable.

6.	Assigned Interest:

Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Percentage Assigned of Loans[2]
$	$		%
$	$		%
$	$		%

Effective Date:                              , 20         [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[Signature page follows]

[2]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and]3 Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By
Title:

[Consented to:][4]

[Name of Relevant Party]

By
Title:

[3]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[4]	To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

ANNEX 1

TERADATA TERM LOAN AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit C

to Teradata Term Loan Agreement

FORM OF

NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to                                          or registered assigns (the “Lender”) permitted by the Agreement (as hereinafter defined), in accordance with the provisions of the Agreement, the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Term Loan Agreement, dated as of April 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, each lender and/or agent from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. If one or more of the Events of Default specified in the Agreement occurs and is continuing, all amounts then remaining unpaid on this Note shall become under certain circumstances, or may be declared to be, immediately due and payable all as provided in the Agreement. The Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[signature page follows]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

TERADATA CORPORATION,
a Delaware corporation

By:
Name:
Title:

SCHEDULE OF PAYMENTS OF PRINCIPAL

TO

NOTE OF TERADATA CORPORATION,

DATED             , 20

Date	Principal Amount of Term Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

Exhibit D

to Teradata Term Loan Agreement

FORM OF

GUARANTY

(See Attached)

D-1

Exhibit E

to Teradata Term Loan Agreement

FORM OF

COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement, dated as of April 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among TERADATA CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The undersigned Responsible Officer hereby certifies, solely in his/her capacity as an officer of the Borrower, as of the date hereof, that he/she is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. I have reviewed the most recent year-end audited financial statements complete and correct copies of which are attached hereto as Schedule 1, as required by Section 5.01(a) of the Agreement for the fiscal year of the Borrower and its Subsidiaries ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. I have reviewed the unaudited financial statements complete and correct copies of which are attached hereto as Schedule 1, as required by Section 5.01(b) of the Agreement for the fiscal quarter of the Borrower and its Subsidiaries ended as of the above date.

2. Based on my knowledge, the financial statements, and other financial information included in this Certificate, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the Borrower and its Subsidiaries, each, to the extent required by Section 5.01, in accordance with GAAP as of, and for, the period presented in the financial statements.

[Add the following sentence to paragraph 2 if there has been a change in GAAP since the last date of the Audited Financial Statements]

[Since the date of the last Audited Financial Statements referred to in Section 3.04 of the Agreement, there has been a change in GAAP and/or the application of GAAP and such change and/or application has the following effects on the financial statements attached hereto as Schedule 1:]

3. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

4. A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and its Subsidiaries performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower and its Subsidiaries are in compliance with the covenants and conditions of the Loan Documents applicable to it (including, without limitation, Sections 6.11 and 6.12) and no Default under the financial covenants set forth in the Loan Documents has occurred and is continuing.]

—or—

[the Borrower and its Subsidiaries have not complied with the following covenants or conditions and the following is a list of each such Default and its nature and status:]

5. The representations and warranties of the Borrower contained in Article III of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in subsections (a) and (b) of Section 3.04 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 5.01 of the Agreement, including the statements in connection with which this Certificate is delivered.

6. The Leverage Ratio calculated based upon the attached financial statements is              to 1.0 and the calculation thereof is set forth on Schedule 2 hereto.

7. The financial covenant analyses and information set forth on Schedule 3 attached hereto are true and accurate on and as of the above date.

IN WITNESS WHEREOF, the undersigned Responsible Officer has executed this Certificate solely in his/her capacity as an officer of the Borrower as of             ,             .

Name:
Title:

For the [Quarter/Year] ended                      (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

Financial Statements

[Attached]

For the [Quarter/Year] ended                      (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

Calculation of Leverage Ratio

[Attached]

For the [Quarter/Year] ended                      (“Statement Date”)

SCHEDULE 3

to the Compliance Certificate

Financial Covenant Compliance

[Attached]

Exhibit F-1

to Teradata Term Loan Agreement

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement, dated as of April 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among TERADATA CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20

Exhibit F-2

to Teradata Term Loan Agreement

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement, dated as of April 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among TERADATA CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20

Exhibit F-3

to Teradata Term Loan Agreement

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement, dated as of April 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among TERADATA CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20

Exhibit F-4

to Teradata Term Loan Agreement

FORM OF

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement, dated as of April 5, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among TERADATA CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20